                                 ASSIGNMENT OF LEASE

     KNOW ALL MEN BY THESE PRESENTS, that for the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, Michigan Educators Insurance Agency, Inc., a Michigan corporation ("Assignor"), hereby assigns, transfers and sets unto MEEMIC Insurance Services Corporation, a Michigan corporation ("Assignee"), all of its right, title and interest as Lessee in and to that certain Lease Agreement dated June 28, 1991, as amended by the Lease Agreement dated July 1, 1995 and as amended by the Addendum to Lease dated March 12, 1996 (the "Lease"), between Assignor and Auburn Real Estate Ventures Limited Partnership as Lessor, relating to certain property commonly known as 691 N. Squirrel Road, Auburn Hills, Michigan 48326 and located in Oakland County, Michigan (the "Premises"). By this Assignment, Assignor also assigns, transfer and sets unto Assignee all of Assignor's right, title and interest in and to the Premises.

     Assignor represents and warrants that the Lease is in full force and effect and that attached hereto is a true and complete copy of the Lease as in effect on the date hereof; that Assignor is the sole and absolute owner of the entire interest of Lessee under the Lease; that Assignor has the full right and power to assign the same subject to the consent of the Lessor (which consent has been obtained); and that there has been no default in any of the conditions, covenants and other provisions thereof on the part of Assignor to be kept and performed.

     Notwithstanding the foregoing Assignment of Lease, the undersigned Assignor has performed all of its obligations under the Lease up to the date hereof, and shall indemnify and hold Assignee hereunder harmless from and against any liability or obligation under the Lease which shall have accrued prior to the date hereof.

     Assignee does hereby assume and agree to perform all of the obligations of the Lessee under the Lease which shall accrue from and after the date hereof, and Assignee shall indemnify and hold Assignor harmless from and against any obligations thereunder accruing from and after the date hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 1997.

WITNESS                                 MICHIGAN EDUCATORS INSURANCE
                                        AGENCY, INC.


/s/ Kerry Kammer                        BY:  /s/ John H. Mace
----------------------------------         ------------------------------------
                                                 JOHN H. MACE
                                                 CHAIRMAN
                                                                      "ASSIGNOR"
/s/ Jerry M. Toler
-----------------------------------
(SIGNATURES CONTINUED ON NEXT PAGE)

                                        MEEMIC INSURANCE SERVICES
                                        CORPORATION

/s/ Kerry Kammer                        BY:  /s/ John H. Mace
----------------------------------         ------------------------------------
                                                 JOHN H. MACE
                                                 CHAIRMAN
                                                                      "ASSIGNEE"
/s/ Jerry M. Toler
----------------------------------

STATE OF MICHIGAN   )
                    )SS:
COUNTY OF OAKLAND   )
          ---------

     The foregoing instrument was acknowledged before me this 22nd day of September, 1997, by John H. Mace, as Chairman of Michigan Educators Insurance Agency, Inc., a Michigan corporation.

          BETTY J. VERNON                    /s/ Betty J. Vernon
   Notary Public, Eaton County, MI      ---------------------------------------
  My Commission Expires July 14, 2000   Notary Public, _____________County, MI
        Acting in Oakland County
                                        My Commission Expires:__________________


STATE OF MICHIGAN        )
                         )SS:
COUNTY OF OAKLAND        )
          --------------

     The foregoing instrument was acknowledged before me this 22nd day of September, 1997, by John H. Mace, as Chairman of MEEMIC Insurance Services Corporation, a Michigan corporation.

          BETTY J. VERNON                    /s/ Betty J. Vernon
   Notary Public, Eaton County, MI      ---------------------------------------
  My Commission Expires July 14, 2000   Notary Public, _____________County, MI
        Acting in Oakland County
                                        My Commission Expires:__________________

This instrument was prepared by:
Lisa M. Waits
Honigman Miller Schwartz and Cohn
2290 First National Building
Detroit, MI  48226
(313) 257-7405

[LOGO]             Michigan Educators Insurance Agency Inc.           EXHIBIT A

                     Michigan Educators Life Agency Inc.








                            BUILDING LEASE - INCLUDING
                                 BASEMENT STORAGE

                                  ADDENDUM TO LEASE
                                 DATED MARCH 12, 1996
                                ---------------------

THIS AGREEMENT, made this 12 Day of March, 1996, by and between Auburn Real Estate Ventures, whose address is 999 Haynes, Suite 350, Birmingham, MI 48009 (hereinafter referred to as the "Landlord"), and Michigan Educators Insurance Agency, a Michigan Corporation, whose address is 691 N. Squirrel Rd., Auburn Hills, MI 48326, (hereinafter referred to as the "Tenant").

                                 W I T N E S S E T H:

WHEREAS, on June 28, 1991, the parties hereto entered into a Lease agreement (hereinafter referred to as the "Lease") for the purpose of Landlord leasing to Tenant approximately 16,000 square feet for a period of five (5) years in the Concorde Centre, located at 691 N. Squirrel Rd., Auburn Hills, MI 48326; and

WHEREAS, on July 1, 1995, the parties agreed to amend Lease Agreement for the purpose of renewing the lease for a period of five (5) years under the same terms and conditions as the original Lease dated June 28, 1991. In addition, Tenant now leases 12,073.39 square feet only.

WHEREAS, on March 12, 1996, the parties hereto agreed to amend the Lease (hereinafter referred to as the "Amendment") for the purpose of extending the Lease for an additional five (5) years, until August 31, 2006.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings hereinafter set forth, the parties hereto agree as follows:

1. The new base rent, which is effective on September 1, 2001 and continuous until August 31, 2006 is as follows:


Year           Rental Rate/Sq. Ft.      Annual Rent         Monthly Installments
----           -------------------      ------------        --------------------
2001-2006         $ 15.00 NNN*          $ 181,095.00            $15,091.25


* NNN is equal to Net Net Net. Tenant will pay all operating/Tax expenses attributable to each Net as additional rent.

2. Base Rent will increase annually at the start of each new Lease year beginning August 31, 2002, by the percentage increase in the CPI-U for all Items (consumer's price index for all urban consumers as published by the U.S. Department of Labor Bureau of Labor statistics) for the immediate preceding year.

3. Tenant and Landlord hereby ratify the Lease and all of the terms, conditions, covenants and provisions including rental options therein as in full force and effect, except as stated hereinabove.

IN WITNESS THEREOF, Landlord and Tenant have executed this Lease Addendum agreement as of the day and date first written above.

WITNESS:                           AUBURN REAL ESTATE VENTURES:
                                   A MICHIGAN LIMITED PARTNERSHIP

                                   BY:
--------------------------            ------------------------------------------
                                      STEPHAN M. MAZUR

                                   ITS:
--------------------------             -----------------------------------------
                                      PROPERTY MANAGER


                                   MICHIGAN EDUCATORS INSURANCE AGENCY
                                   A MICHIGAN CORPORATION


/s/ Carolyn Shaw                   BY: /s/
--------------------------            ------------------------------------------


                                   ITS: President
--------------------------             -----------------------------------------

                                   LEASE AGREEMENT

This agreement, made this 20th day of July, 1995, by and between Auburn Real Estate Ventures, whose address is 363 W. Big Beaver, Suite 100, Troy, MI 48084 (hereinafter referred to as the "Landlord") and Michigan Educators Insurance Agency Inc., (a Michigan Corporation), whose address is 691 N. Squirrel Rd., Suite 100, Auburn Hills, MI 48326 (hereinafter referred to as the "Tenant").

Now, therefore, in consideration of the mutual covenants and undertakings hereinafter set forth, the Landlord hereto agree's to lease tenant approximately 430 square feet of storage space for 1 year from the date hereof. There will be a monthly charge of the following:

Month           Rate             Annually          Monthly
-----           -----            ---------         --------
1-12            $8.00            $3,440.00         $286.66

Tenant shall be responsible for maintaining, at their sole cost and expense, the appearance of their designated storage area in such a way that is acceptable to Landlord. Tenant shall also be responsible for securing their area. Under no circumstances is the Landlord responsible for anything broken, lost, or stolen.

IN WITNESS THEREOF, Landlord and Tenant have executed this Lease addendum agreement as of the day and date first written above.

WITNESS:                           AUBURN REAL ESTATE VENTURES:


/s/                                BY: /s/
--------------------------            ------------------------------------------


                                   ITS: Landlord
--------------------------             -----------------------------------------

                                   "LANDLORD"


                                   MICHIGAN EDUCATORS INSURANCE AGENCY INC.


/s/                                BY: /s/
--------------------------            ------------------------------------------


                                   ITS:
--------------------------             -----------------------------------------

                                   "TENANT"

                        LEASE AGREEMENT


                           between



            AUBURN VENTURES LIMITED PARTNERSHIP


                            and


        MICHIGAN EDUCATORS INSURANCE AGENCY, INC.




                            dated


                        JUNE 28, 1991

                          INDEX TO LEASE AGREEMENT




Paragraph                                                                 Page
---------                                                                 ----

     1.  PREMISES .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   1

     2.  TERM  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   1

     3.  TENANT IMPROVEMENTS  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   2

     4.  RENT  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   2

     5.  SERVICES .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   2

     6.  INJURIES TO PERSON AND PROPERTY  .  .  .  .  .  .  .  .  .  .  .   2

     7.  ALTERATIONS .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   3

     8.  INSURANCE AND INDEMNIFICATION .  .  .  .  .  .  .  .  .  .  .  .   3

     9.  CARE OF PREMISES  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   5

     10. PAYMENT FOR SERVICES RENDERED BY LANDLORD .  .  .  .  .  .  .  .   6

     11. UTILITIES; SERVICES  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   6

     12. USE OF PREMISES.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   7

     13. DAMAGE.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   7

     14. MOVE-IN  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   7

     15. ACCESS TO PREMISES.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   8

     16. EMINENT DOMAIN .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   8

     17. ASSIGNMENT OR SUBLETTING.  .  .  .  .  .  .  .  .  .  .  .  .  .   8

     18. SURRENDER.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   9

     19. BREACH; INSOLVENCY; RE-ENTRY  .  .  .  .  .  .  .  .  .  .  .  .   9

     20. BANKRUPTCY OR INSOLVENCY.  .  .  .  .  .  .  .  .  .  .  .  .  .  11

     21. LANDLORD'S RIGHT TO CURE DEFAULTS.  .  .  .  .  .  .  .  .  .  .  15

     22. REMOVAL OF TENANT'S PROPERTY UPON TERMINATION.  .  .  .  .  .  .  15

     23. SECURITY .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  15


     24. HOLDING OVER.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  16

     25. SUBORDINATION  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  16

     26. ADDITIONAL RENT   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  17

     27. QUIET ENJOYMENT.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  20

     28. SECURITY DEPOSIT  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  20

     29. NO REPRESENTATIONS BY LANDLORD.  .  .  .  .  .  .  .  .  .  .  .  21

     30. ESTOPPEL CERTIFICATE .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  21

     31. GENERAL  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  21

     32. BILLS AND NOTICES .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  22

     33. RULES AND REGULATIONS.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  22

     34. NAME OF BUILDING  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  22

     35. PREVENTING REMOTE VESTING  .  .  .  .  .  .  .  .  .  .  .  .  .  22

     36. DEFINITION OF LANDLORD, LANDLORD'S LIABILITY .  .  .  .  .  .  .  22

     37. ENTIRE AGREEMENT  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  23

     38. CHANGES TO LEASE REQUIRED BY LENDER .  .  .  .  .  .  .  .  .  .  23

     39. MORTGAGE PROTECTION CLAUSE .  .  .  .  .  .  .  .  .  .  .  .  .  23

                            LEASE AGREEMENT

     This Lease Agreement made this 28th day of June, 1991, by and between AUBURN REAL ESTATE VENTURES LIMITED PARTNERSHIP, a Michigan limited partnership, of 691 North Squirrel, Auburn Hills, Michigan 48057 ("Landlord") and Michigan Educators Insurance Agency, Inc. a Michigan corporation, of 691 North Squirrel, Auburn Hills, Michigan 48057 ("Tenant").

     The parties hereto, in consideration of the leasing by Landlord to Tenant and the taking by Tenant from Landlord of the Premises hereinafter described and in further consideration of the obligations of each party to the other party undertaken, covenant and agree as follows:

     1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby takes from Landlord the premises situated in the City of Auburn Hills, Oakland County, Michigan, described as consisting of approximately 16,000 square feet within the building known as The Concorde Centre, as more particularly described in Exhibit A, together with all easements, rights of ingress and egress, parking areas and facilities and all appurtenances and fixtures belonging to or appertaining to said premises ("Premises"). The Premises is outlined in red on Exhibit B.

    2.   TERM.

         A. The term of this Lease shall commence on September 1, 1991, provided the Premises are Ready for Occupancy (as hereinafter defined), or on such earlier date on which Tenant takes possession of the Premises or, if the Premises are not Ready for Occupancy, on the date first set forth in this sentence, then on the date Landlord tenders possession of the Premises to Tenant, Ready for Occupancy. The term "Commencement Date," as used in this Lease, shall mean the date on which the term commences. The term shall end and the Expiration Date shall be five (5) years from the Commencement Date. The Premises will be conclusively deemed "Ready for Occupancy" as soon as the work to be done under paragraph 3 has been substantially completed, and the Premises may be occupied. The Premises will not be considered unready or incomplete if only minor or insubstantial details of construction or decoration, or mechanical adjustments, remain to be done in the Premises or the common areas of the Building, or if the delay in availability of the Premises for Tenant's occupancy is caused in whole or in part by Tenant.


         B. Promptly following commencement of the term, the Commencement Date shall be confirmed by the parties initialling the Commencement Date and Expiration Date set forth on Exhibit C, but failure of Tenant to acknowledge the Commencement Date shall not affect any obligation of Tenant hereunder or Landlord's determination of the Commencement Date pursuant to this paragraph 2.

         C. If for any reason Landlord cannot deliver possession of the Premises to Tenant on or before the date first set forth in 2.A above, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder.

    3. TENANT IMPROVEMENTS. The parties will sign within thirty (30) days from the date hereof, outline specifications for certain improvements to the Premises ("Tenant Improvements"), which specifications shall be attached hereto as Exhibit D and by this reference are incorporated herein. Unless otherwise stated in Exhibit D, all Tenant Improvements shall be undertaken by Landlord or contractors of Landlord's selection. The cost of Tenant Improvements shall be borne by Landlord and Tenant as set forth on Exhibit D.

    4. RENT. Tenant shall pay to Landlord as the "Base Rent" for the Premises during the term hereof the sum of Two Hundred Forty Thousand Dollars ($240,000) per year payable in monthly installments of Twenty Thousand Dollars ($20,000) each. Each monthly installment shall be paid in advance on the first day of each and every month (the "Rent Day") during the term, at the office of Landlord at the above address, or at such other place as Landlord may designate from time to time in writing. The first installment of one month's rent shall be due and payable at the Commencement Date. If Tenant shall fail to pay the Base Rent or any additional rent within five (5) days after the same shall be due, in addition to such other remedies and impositions as may be provided for elsewhere in this Lease, the amount unpaid shall be subject to a late payment charge, as additional rent, of Thirty ($30.00) Dollars in each instance to cover Landlord's additional administrative costs. Wherever in this Lease Tenant is to pay any amount to Landlord, whether designated "additional rent," "rent" or otherwise, such amount, together with any interest added pursuant to paragraph 18, shall be deemed rent for all purposes under this Lease.

    5. SERVICES. Landlord agrees to provide the services set forth in Exhibit E.

    6. INJURIES TO PERSON AND PROPERTY. Landlord shall not be liable to Tenant for injury to person or property arising out of the acts, omissions or neglect of Tenant, its servants, agents, employees, visitors or licensees, or any other occupant of or visitor to the Building or the Premises, or of any person in or about the Building or the Premises, or of owners or occupants of or persons on or about surrounding properties; nor for injury to person or property arising out of patent or latent defects, structural or otherwise, in the Building or any appurtenance thereof, or arising out of the condition of the Building, or by or from the bursting, stoppage or leaking of or from any pipes or drains, or from the malfunctioning of any utility, facility or installation; or for any damage or loss of property from any cause other than the gross negligence or willful act of Landlord.

     Tenant shall indemnify and hold harmless the Landlord from any liability for damages to any person or property in, on or about the Premises from any cause whatsoever.

     All property kept, stored or maintained by Tenant in and about the Premises shall be kept, stored or maintained at the sole risk of Tenant, and Landlord shall not be responsible for any property entrusted to employees of Landlord.

     7. ALTERATIONS. Tenant will make no alterations in or additions or improvements to the Premises without first obtaining the written consent of Landlord, and then only between such hours and by such contractors and mechanics as may be then employed by Landlord (except with respect to movable furniture and trade fixtures, which work may be done by such contractors and mechanics as may be approved by Landlord in writing). All alterations, additions, improvements and replacements made or provided by either party upon the Premises, except movable furniture and trade fixtures provided at Tenant's expense, shall be the property of Landlord, and shall remain upon and be surrendered with the Premises upon termination, without molestation or injury. Tenant shall keep the Premises free of liens of any sort arising out of or in connection with the work done upon or in the Premises by Tenant or pursuant to its authority. All costs and expenses in connection with any work done and materials supplied under this paragraph shall be borne solely by Tenant.

    8. INSURANCE AND INDEMNIFICATION. With respect to the insurance, it is agreed:

         A.  BUILDING AND REAL ESTATE POLICY.

             (1) GENERAL. Landlord, at Tenant's expense, will obtain and maintain at all times until termination of this Lease and surrender of the Premises to Landlord, a policy of insurance related to the Building and Real Estate (each defined herein as in Section 26.A(1)) and providing the insurance protection to Landlord. Said policy is hereinafter referred to as the "Building and Real Estate Policy." Landlord will retain in its possession the original policy and all endorsements, renewal certificates and new policies, if any, issued during the Term, but will provide Tenant upon request certificates evidencing the existence of the policy.

               (2) LIABILITY COVERAGE UNDER PREMISES POLICY. The liability coverage under the Building and Real Estate Policy will name Landlord (and if so desired by Landlord, then Landlord's mortgagee also) only, as insured party(ies), and will provide comprehensive general public liability insurance coverage against claims for or arising out of bodily injury, death or property damage, occurring in, on or about the Building and Real Estate or property in, on or about the streets, sidewalks or properties adjacent to the Building and Real Estate. The policy shall have a combined bodily injury and property damage limit of not less than Two Million ($2,000,000.00) Dollars per occurrence, and an aggregate limit of not less than Two
          Million ($2,000,000.00) Dollars and thereafter in such reasonably appropriate increased amounts as may be determined by Landlord; provided, however, that the amount of coverage will not be increased more frequently than at one (1) year intervals.

               (3) PROPERTY COVERAGE UNDER BUILDING AND REAL ESTATE POLICY. The Building and Real Estate Policy will insure Landlord's interest in the Building (but not any personal property, fixtures or equipment of Tenant), for full replacement cost against loss by fire, with extended coverage, vandalism, malicious mischief, sprinkler leakage and causes of loss - special form. Landlord or, if requested by Landlord, Landlord's mortgagee(s), shall be loss payee in form satisfactory to Landlord. The initial amount of this property damage insurance for the Building will be Ten Million ($10,000,000) Dollars, but such amounts may be increased upon notice to Tenant on the recommendation or requirement of Landlord or Landlord's mortgagee, in order to reflect increases in the replacement cost of the Building.

               (4) LOSS OF RENTS COVERAGE UNDER BUILDING AND REAL ESTATE POLICY. The Building and Real Estate Policy also will provide loss of rents coverage sufficient, as reasonably determined by Landlord, to cover the net rental and all other charges which are the obligation of Tenant under this Lease for a twelve (12) month period from the date of any loss or casualty.

          B. INDEMNITY AND TENANT INSURANCE. The Tenant agrees to indemnify and hold harmless the Landlord from any liability for damages to any person or property in, on or about the Premises, Building or Real Estate from any cause whatsoever, and in addition to the above, and not by way of substitution therefor, Tenant shall obtain, at its own expense, a policy (the "Tenant Policy") having both (i) general public liability insurance coverage, including blanket contractual coverage

     (including contractual indemnity coverage), and (ii) full replacement cost coverage against loss by fire, with extended coverage, vandalism, malicious mischief, sprinkler leakage and causes of loss - special form, covering Tenant's personal property, fixtures and equipment on or about the Premises, Building or Real Estate. Tenant shall cause Landlord (and if so requested by Landlord, then also Landlord's mortgagee) to be a certificate holder for the Tenant Policy. The Tenant shall also cause Landlord to be an additional insured in regards to the general liability insurance coverage of the Tenant's Policy only (with Tenant being the insured without Landlord as to all other provisions of the Tenant Policy). The Tenant Policy shall have the same limits of coverage as set forth in subparagraph 8.A(2) as the same may be changed or amended from time to time. Such policy shall be issued by an insurance company having an A.M. Best Company rating of not less than "A." The policy procured by Tenant under this subparagraph 8.B must provide for at least thirty (30) days' written notice to Landlord of any cancellation, except in the event of nonpayment, in which case the notice of cancellation will be delivered by Tenant to Landlord at least ten
     (10) days prior to the effective date thereof, effective for not less than one (1) year. Tenant will deliver certificates of renewal for such policies to Landlord at least thirty (30) days prior to the expiration dates thereof. In the event Tenant fails to keep the Tenant Policy in force, Landlord may at Tenant's expense secure such insurance and the premium therefor shall be paid as additional rent by Tenant within five (5) days after being billed therefor.

     9. CARE OF PREMISES. Except as otherwise provided in this Lease, Landlord shall make all necessary repairs and replacements to the Building, the Premises and the common areas, structural or otherwise, and to the heating, plumbing, air conditioning and electrical systems located therein, including all such repairs and replacements required due to fire, casualty or other act of God. Tenant, at its sole cost and expense, shall keep the Premises at all times in good condition (except for reasonable wear and tear), and in a sanitary and safe condition in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector or other proper officers of any governmental agencies having jurisdiction, and Tenant shall comply with all requirements of law, ordinance or otherwise, pertaining to or affecting the Premises. Tenant shall bear the full cost of the repair (or replacement as needed) of all damage to the Premises or to the Building or its fixtures and equipment caused by the act, neglect or default of Tenant, its servants, employees, agents, visitors or licensees. Landlord may, at its option, either authorize Tenant and its contractors (who shall receive Landlord's approval prior to the commencement of any work) to undertake such repair or replacement, or cause such repair or replacement to be undertaken by Landlord's own employees, agents or contractors for the account of Tenant. If Tenant, having been authorized to do so, fails to immediately commence and expeditiously carry out such repairs and/or replacements itself, Landlord may do so at Tenant's expense and the cost thereof shall be paid by Tenant as additional rent to Landlord within five
(5) days after being billed therefor. Tenant shall permit no waste or nuisance upon or damage or injury to the Premises or utilities supplied thereto.

     10. PAYMENT FOR SERVICES RENDERED BY LANDLORD. In the event that Landlord at any time shall, at the request of Tenant or on Tenant's behalf, either perform or cause to be performed, itself or by its agents, employees or contractors, any work in connection with the Premises, or shall supply or cause to be supplied any materials to the Premises, whether pursuant to paragraph 7 or otherwise, and the cost of such services, work or materials is to be borne by Tenant under the terms of this Lease or otherwise, Landlord shall invoice Tenant for such cost, which sum shall be payable by Tenant within five (5) days after being billed therefor.

     11.  UTILITIES; SERVICES.

          A. Heating, ventilation and air conditioning shall be furnished as required to provide reasonably comfortable temperatures during business hours. Landlord shall not be liable to Tenant, nor shall rent be abated for failure or delay in furnishing water, heat, air conditioning, electric current, janitorial or maintenance service when such failure or delay is occasioned by repairs or improvements to the Premises or the Building, or by any strike, lockout, labor controversy, accident or casualty, or by any statute, rule, regulation or ordinance of any governmental body, or by any cause beyond the reasonable control of Landlord. Such failure or delay shall not be deemed an act of eviction against Tenant nor shall such failure or delay in any way operate as a release from the prompt and punctual performance of Tenant's covenants, agreements, stipulations or other obligations under this Lease.

          B. In the event the loss of any utility or service arises by reason of necessary repairs, improvements or causes within the reasonable control of Landlord, Landlord shall within a reasonable time restore the utility or service, and upon Landlord's failure to restore such utility or service within a reasonable time, Tenant's sole and exclusive remedy for any interruption of its use of the Premises caused thereby shall be an abatement of rent until such utility or service is restored; provided, however, in no event shall Tenant have the right to an abatement of rent unless the loss of a utility or service continues for at least ten (10) days.

     12. USE OF PREMISES. The Premises shall be used for the purpose of general offices of Tenant and for such other or added purposes as may receive the prior written approval of Landlord, but in no event shall Tenant use or permit the use of any part of the Premises in violation of any laws, ordinances, rules or regulations of any municipal, county, state or federal body. Tenant shall not conduct Tenant's business or profession in any manner prohibited by any code or principles of such business or profession, and in no event in any manner prohibited by law. Without permission of Landlord, no vending machines may be installed in or about the Premises except by Landlord. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all equipment, furniture, file cabinets and other heavy objects which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.

     13. DAMAGE. If any part of the Premises is damaged by fire or other casualty, Landlord shall, unless it elects to terminate this Lease as provided herein, proceed with reasonable speed to repair the damage and, if such damage renders the Premises untenantable and was not caused by any act, neglect or default of Tenant, its servants, agents, employees, visitors or licensees, there shall be an equitable abatement of rent for the period during which, and to the extent that, the Premises are untenantable. Landlord shall have the right to elect to demolish, rebuild or reconstruct the Building if the Building is damaged by fire or other casualty, and if Landlord so elects, whether or not the Premises have been damaged, this Lease may be terminated by Landlord upon written notice to Tenant and the rent shall thereupon be adjusted to the date of the fire or other casualty. If repair of the Premises is delayed by Tenant's failure to adjust its own insurance claim, there shall be no abatement for the period of such delay. Repairs by Landlord of any damage shall not constitute a waiver of any claim which Landlord or its insurer may make against Tenant, its servants, agents, employees, visitors or licensees by reason of such damage.

     14. MOVE IN. All activities of Tenant in connection with either its move into the Premises at the commencement of this Lease or its move out of the Premises at any time (whether or not upon the termination hereof) shall be subject to the following:

         A. All furniture, equipment and all other items of personal property being moved or transferred shall enter and leave the Building solely through such entrance as may be designated from time to time by Landlord for such purposes;

          B. Tenant shall be responsible for the active supervision (on-site) of all workmen and others performing the move, and shall indemnify and hold harmless Landlord against and from all liability for damage to property (whether belonging to Landlord, other tenants or any other person) and injuries to persons in connection with the move and the actions or failure to act of or by those performing the move;

          C. Tenant shall be responsible for any damage to the Building, the common areas thereof, the Premises or the premises and property of other tenants caused by or incurred in connection with the move or the activities connected therewith. Landlord shall perform such inspection(s) as Landlord in its sole discretion shall determine to be appropriate, and shall deliver to Tenant an invoice for the repair of all such damage or the replacement, if necessary, of damaged items, if any. All determinations of the extent of damage and the costs of repair or replacement shall be made by Landlord in its sole discretion. The invoiced sums shall constitute amounts included within the payable under paragraph 10 above.

     15. ACCESS TO PREMISES. Tenant shall permit Landlord and its agents access to the Premises at all reasonable hours for the purpose of examining the Premises, erecting and maintaining pipes and conduits in and through the Premises, and making any repairs, alterations or additions which the Landlord may deem necessary for the safety, preservation or improvement of the Premises or the Building and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor and to perform such acts without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs, alterations, improvements or additions are being made. Nothing herein contained shall be deemed to impose upon Landlord any obligation for the care, supervision or repair of the Building or the Premises which is not elsewhere specifically set forth in the Lease.

     16. EMINENT DOMAIN. If the Premises are taken by any public authority under power of eminent domain, the term of this Lease shall cease as of the day possession shall be taken by such authority and Tenant shall be entitled to a pro rata refund of any rent paid in advance. All damages awarded for such taking shall belong to and be the property of Landlord, irrespective of the basis upon which they are awarded, except that Landlord shall not be entitled to any portion of the award made to Tenant for removal and reinstallation of fixtures, or moving expenses.

     17. ASSIGNMENT OR SUBLETTING. Tenant agrees not to assign or in any manner transfer this Lease or any estate or interest therein without the previous written consent of Landlord, and not to sublet the Premises or any part or parts thereof or allow anyone to use or to come in with, through or under it without like consent. Said consent shall not be unreasonably withheld. One such consent shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by any other person, and no consent shall be deemed to relieve Tenant of any obligations under this Lease unless expressly provided in such consent. The acceptance of rent from any assignee, subtenant or occupant shall not constitute a release of Tenant from the further performance of the covenants of Tenant contained in this Lease. The sale or sales aggregating fifty (50%) percent or more of the capital stock of Tenant (if Tenant be a non-public corporation) or the sale or sales aggregating fifty (50%) percent or more of the partnership interests in Tenant (if Tenant be a partnership) shall be deemed to be an assignment of this Lease. Notwithstanding the foregoing provisions, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Tenant under this Lease.

     18. SURRENDER. At the expiration of the term of this Lease, or upon the sooner termination thereof, Tenant shall surrender the Premises broom clean and in as good condition and repair as they were at the time Tenant took possession, reasonable wear and tear excepted, and shall promptly upon surrender deliver all keys and building security cards for the Premises to Landlord at the place then fixed for payment of rent.

     19.  BREACH; INSOLVENCY; RE-ENTRY.

          A. If any rent payable by Tenant to Landlord (including but not limited to Base Rent and additional rental payable under paragraphs 8, 9, 10, 14, 21 and 26) shall be and remain unpaid for more than five (5) days after written notice that the same is due and payable, or if Tenant shall violate or default in the performance of any of the other terms, provisions, covenants, agreements, stipulations, rules or conditions herein, and such violation or default shall continue for a period of thirty (30) days after written notice of such violation or default, or if Tenant shall permit this Lease to be taken under any writ of execution, or shall abandon the Premises, then, in addition to and not as a limitation on or in lieu of such other or additional remedies as may be available to Landlord by law, Landlord shall have the right to declare this Lease forfeited and the term ended, or to re-enter the Premises and remove all persons and chattels therefrom, or to exercise all such remedies, and Landlord shall not be liable for damages to person or property by reason of any such re-entry or forfeiture. Tenant, by the execution of this Lease, waives notice of re-entry by Landlord. In the event of such re-entry by Landlord without declaration of forfeiture, the liability of Tenant for the rent provided herein shall not be relinquished or extinguished for the balance of the term of this Lease, and any rentals prepaid may be retained by Landlord and applied against the costs of re-entry, or as liquidated damages, or both; Tenant will pay, in addition to the rentals and other sums agreed to be paid hereunder, reasonable attorneys' fees, costs and expenses in any suit or action instituted by Landlord to enforce the provisions of this Lease or the collection of the rentals due Landlord hereunder.

          B. In the event of declaration of forfeiture at or after the time of re-entry, Landlord may re-let the Premises or any part thereof for a term or terms and at a rent which may be less than or exceed the balance of the term of and the rent reserved under this Lease, the rent for which the Premises are so re-let being prima facie the fair and reasonable rental value thereof and, in the event of such declaration, Tenant shall pay to Landlord as liquidated damages for Tenant's default hereunder, at Landlord's option:

               (1) Any deficiency between the total rent reserved hereunder and the net amount, if any, of the rents collected on account of any lease or leases of the Premises for what would otherwise have constituted the balance of the term of this Lease; in computing such liquidated damages, there shall be added to such deficiency any expenses which Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage fees and expenses, advertising and for keeping the Premises in good order or for preparing the same for re-letting, and any such liquidated damages shall be paid in monthly installments by Tenant on the Rent Day, and any suit brought to collect the deficiency for any month shall not prejudice the right of the Landlord to collect the deficiency for any subsequent month by a similar proceeding; or

               (2) In a lump sum, the worth at the time of such declaration of any deficiency between (a) the total rent reserved hereunder, and (b) the fair and reasonable rental value of the Premises net of reasonably foreseeable expenses of re-letting.

          C. Landlord shall in no event, whether or not forfeiture has been declared, be responsible in any way whatsoever for failure to re-let the Premises or, in the event that the Premises are re-let, for failure to collect the rent thereof under such re-letting. The failure of Landlord to re-let the Premises or any part thereof shall not release or affect Tenant's ability for rent or damages.

          D. Notwithstanding any of the foregoing, any and all indebtedness owing by Tenant to Landlord pursuant to the terms of this Lease which remains unpaid for a period of five (5 days after it first becomes due and payable shall bear interest from and after the elapse of such five-day period at a rate which shall be the greater of eleven (11%) percent per annum of four (4%) percent per annum over the prime interest rate charged from time to time by Manufacturers National Bank of Detroit to its best commercial customers, but not in excess of the maximum rate permitted by law.

     20.  BANKRUPTCY OR INSOLVENCY.

          A. CONDITIONS TO THE ASSUMPTION AND ASSIGNMENT OF THE LEASE UNDER CHAPTER 7 OF THE BANKRUPTCY CODE. In the event that Tenant shall become a debtor under Chapter 7 of the Bankruptcy Code and the Trustee or Tenant shall elect to assume this lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all of the terms and conditions of paragraph 19.02 and paragraph 19.04 hereof are satisfied. If such Trustee shall fail to elect or assume this Lease within sixty (60) days after the filing of the Petition, this Lease shall be deemed to have been rejected. Landlord shall be thereupon immediately entitled to possession of the leased premises without further obligations to the Tenant or Trustee, and this Lease shall be canceled, but Landlord's right to be compensated for damages in such liquidation proceeding shall survive.

          B. CONDITIONS TO THE ASSUMPTION OF THE LEASE IN BANKRUPTCY PROCEEDINGS. In the event that a Petition for reorganization or adjustment of debts is filed concerning Tenant under Chapter 11 or 13 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is transferred to Chapter 11 or 13, the Trustee or the Tenant, as Debtor-In-Possession, must elect to assume this Lease within 75 days from the date of the filing of the Petition under Chapter 11 or 13, or the Trustee or Debtor-In-Possession shall be deemed to have rejected this Lease. No election by the Trustee or Debtor-In-Possession to assume this Lease, whether under Chapter 7, 11 or 13, shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Tenant, have been satisfied, and Landlord has so acknowledged in writing:

               (1) The Trustee or the Debtor-In-Possession has cured, or has provided Landlord adequate assurance (as defined below) that:

               (a) Within ten (10) days from the date of such assumption the Trustee will cure all monetary defaults under this Lease; and

               (b) Within thirty (30) days from the date of such assumption the Trustee will cure all non-monetary defaults under this Lease.

               (2) The Trustee or the Debtor-In-Possession has compensated, or has provided to Landlord adequate assurance (as defined below) that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss incurred by Landlord arising from the default of the Tenant, the Trustee, or the Debtor-In-Possession as recited in Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-In-Possession.

               (3) The Trustee or the Debtor-In-Possession has provided Landlord with adequate assurance of the future performance of each of the Tenant's, Trustee's or Debtor-In-Possession's obligations under this Lease, provided, however, that:

               (a) The Trustee or Debtor-In-Possession shall also deposit with Landlord, as security for the timely payment of rent, an amount equal to three (3) months' rent and other monetary charges accruing under this Lease; and

               (b) The Trustee or Debtor-In-Possession shall also pay in advance the monthly installments of Additional Rent required under paragraph 25.

               (c) The obligations imposed upon the Trustee or Debtor-In-Possession shall continue with respect to Tenant or any assignee of the Lease after the completion of bankruptcy proceedings.

               (4) The assumption of the Lease will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Building.

               (5) For purposes of this section, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance" shall mean:

               (a) The Trustee or the Debtor-In-Possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Debtor-In-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease; and

               (b) The Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Debtor-In-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of the Tenant, Trustee or Debtor-In-Possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Debtor-In-Possession to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above.

          C. LANDLORD'S OPTION TO TERMINATE UPON SUBSEQUENT BANKRUPTCY PROCEEDINGS OF TENANT. In the event that this Lease is assumed by a Trustee appointed for Tenant or by Tenant as Debtor-In-Possession under the provisions of paragraph B hereof and thereafter Tenant is liquidated or files a subsequent Petition for reorganization or adjustment of debts under Chapters 11 or 13 of the Bankruptcy Code, then, and in either of such events, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant written notice of its election to so terminate, no later than thirty (30) days after the occurrence of either of such events.

          D.   CONDITIONS TO THE ASSIGNMENT OF THE LEASE IN BANKRUPTCY
     PROCEEDINGS.

               (1) If the Trustee or Debtor-In-Possession has assumed the Lease pursuant to the terms and provisions of paragraphs A or B herein, for the purpose of assigning (or elects to assign) the Tenant's interest under this Lease or the estate created thereby, to any other person, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this paragraph D of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant.

               (2) For purposes of this Section, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and Landlord has so acknowledged in writing:

               (a) The assignee has submitted a current financial statement audited by a Certified Public Accountant which shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of the Tenant's obligations under this Lease;

               (b) The assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of credit worthiness; and

               (c) The Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

          E. USE AND OCCUPANCY CHARGES. When, pursuant to the Bankruptcy Code, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the leased premises or any portion thereof, such charges shall not be less than the Base Rent and other monetary obligations of Tenant for the payment of additional rent hereunder.

          F. TENANT'S INTEREST NOT TRANSFERABLE BY VIRTUE OF STATE INSOLVENCY LAW WITHOUT LANDLORD'S CONSENT. Neither Tenant's interest in the Lease, nor any lesser interest of Tenant herein, nor any estate of Tenant hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of the Tenant (hereinafter referred to as the "state law") unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

          G. LANDLORD'S OPTION TO TERMINATE UPON INSOLVENCY OF TENANT OR GUARANTOR UNDER STATE INSOLVENCY LAW OR UPON INSOLVENCY OF GUARANTOR UNDER FEDERAL BANKRUPTCY ACT. In the event the estate of Tenant created hereby shall be taken in execution or by other process of law, or if Tenant or any guarantor of Tenant's obligations hereunder (hereinafter referred to as the "guarantor") shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are filed by or against the guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a Receiver or Trustee of the property of Tenant or the guarantor shall be appointed under state law by reason of Tenant's or the guarantor's insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of Tenant's or the guarantor's property for the benefit of creditors under state law; then and in such event Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of the election to so terminate within thirty
     (30) days after the occurrence of such event.

     21. LANDLORD'S RIGHT TO CURE DEFAULTS. If Tenant defaults in the performance of any provision of the Lease, Landlord shall have the right to cure such default for the account of Tenant, upon ten (10) days' prior written notice to Tenant, and Tenant shall within five (5) days after being billed therefor reimburse Landlord for any expenditure made by Landlord in order to cure such default.

     22. REMOVAL OF TENANT'S PROPERTY UPON TERMINATION. If Tenant shall fail to remove all of Tenant's property or property of others in Tenant's possession from the Premises upon termination of this Lease for any cause whatsoever, Landlord may at its option remove the same in any manner that it chooses and store such property without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such property for any length of time such property shall be in Landlord's possession. Tenant shall indemnify and hold Landlord harmless for any claim by third parties with respect to property owned or claimed by them, left in the Premises by Tenant, and removed by Landlord pursuant to this paragraph. Under no circumstances shall Landlord be obligated to retain any property left on the Premises or in Landlord's possession longer than two (2) months after termination of this Lease, for whatever cause, and Landlord may thereafter dispose of such property in any manner it deems fair, including public or private sale or by destruction, discard or abandonment and the proceeds of any such sale shall be applied against any sums due Landlord under this Lease.

     23. SECURITY. Tenant grants Landlord, as security for the rent and other amounts payable hereunder and for the performance by Tenant of every other obligation herein contained, a security interest and lien upon all the personal property and fixtures, or whatever nature, which are or may be placed on the Premises by Tenant, and a security interest under the Uniform Commercial Code in accounts receivable and contract rights of Tenant, which lien and security interest may be enforced on the nonpayment of any rent or other amount due under this Lease or the nonperformance of any obligations herein contained, by the taking and selling of such property or any of the same at private sale for such price as Landlord may obtain and the application of the proceeds of such sale upon any amount due under this Lease from Tenant to Landlord and upon the expenses incident to the removal and sale of such property. Said lien shall be subordinate and subject to any continuing line of credit lien which Tenant may have or may create on said personal property and fixtures. Notice of such sale shall be served upon Tenant by posting on the Premises or by leaving the same at or mailing the same to Tenant's address given herein at least seven (7) days in advance of such sale.
Landlord may retain in its possession any property of Tenant after any sum payable hereunder shall have become due and Landlord shall not be liable in any action of claim and delivery or similar remedy because of such retention. Tenant shall indemnify and hold harmless Landlord from damages or claims by any third parties claiming rights in property sold or disposed of by Landlord pursuant to this section.

     24. HOLDING OVER. In the event Tenant remains in possession of the Premises after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying the Premises as a tenant from month, subject to all conditions, provisions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy except that the Base Rent shall be one hundred fifty (150%) percent of the monthly installment amount set forth in paragraph "C" of the Summary (or in the event of a renewal term, then as established pursuant to paragraph H of the Summary) for the period of any such month-to-month tenancy.

     25. SUBORDINATION.

         A. MORTGAGES. This Lease is and shall be subject and subordinate at all times to the lien of any institutional mortgage(s), including all renewals, modifications, consolidation, replacements or extensions thereof, now or hereafter placed on the Building. Institutional mortgage shall mean a mortgage made by a bank (which term includes a federal or state savings and loan association or any mortgage company which is a subsidiary of a bank), trust company, insurance company, educational institution, pension, retirement or welfare fund, charity, endowment fund or foundation, or any other nonprofit organization, whether similar or dissimilar to those enumerated.

         B. ATTORNMENT. Tenant shall attorn to any purchaser of the Premises at foreclosure sale or lessor of a ground lease as Landlord under this Lease subject to all of the terms and conditions of this Lease. Tenant shall, from time to time, within 10 days after request by Landlord, execute and deliver to Landlord an attornment agreement which confirms the foregoing in such form as Landlord may reasonably request, and Tenant hereby irrevocably appoints Landlord to be Tenant's attorney-in-fact to execute such instrument on behalf of Tenant in the event Tenant shall fail to do so within said ten (10) days.

     26. ADDITIONAL RENT.

         A.   DEFINITIONS.

              (1) "Real Estate Taxes" shall mean all real estate taxes and assessments, general and special, and all other taxes, imposts, assessments or other charges which shall be assessed, levied or imposed upon the Building and the Real Estate, or any part thereof or any estate, right or interest therein, but excluding taxes based upon the gross or net income of Landlord. The "Building" shall mean the building of which the Premises are a part, and "Real Estate" shall mean the land upon which the Building is situated and, as and to the extent designated by Landlord, the parking areas, walks, drives, plazas, landscaped areas and other common areas in the Office Park serving the Building. The Landlord may take the benefit of the provisions of any statute or ordinance permitting any assessment to be paid over a period of time and the installments of such assessment which become due and payable during the term of this Lease, or any extension hereof, together with the interest thereon shall be included in the calculation of Real Estate Taxes. In the event that the United States or the city, county, state or other political subdivision of any governmental authority having jurisdiction thereover impose a tax, assessment or surcharge of any kind or nature upon, against, measured by or with respect to the rentals payable by the tenants of the Building or on the income of Landlord derived from the Building, (including that portion of Landlord's Michigan Single Business Tax for each calendar year of this Lease attributable to the Building and the Real Estate, computed as if the Building and the Real Estate were Landlord's only business activity), or with respect to the Landlord's ownership of the Building and the Real Estate, either by way of substitution for all or any part of the taxes and assessments levied or assessed against the Building and the Real Estate, or in addition thereto, such tax, assessment or surcharge shall be deemed a Real Estate Tax for purposes of this paragraph 26.
         Costs, expenses, and attorney's fees incurred by Landlord in connection with negotiations for reduction in the assessed valuation of the Real Estate and the Building, and any protest or contest of Real Estate Taxes and/or assessments, shall also be deemed Real Estate Taxes for purposes of this paragraph 26.

              (2) "Operating Expenses" shall mean any and all expenses (ordinary and/or extraordinary) for operation, maintenance and administration of the Building and the Real Estate as determined by standard accounting practices and shall include the following by way of illustration, but not limitation: personal property taxes (except those payable by Tenant); payments made by Landlord for common area (including but not limited to parking lot) maintenance, repairs, replacements and services; payments made by Landlord for maintenance, repair, replacements and services for or in connection with parking; water and sewer charges; charges for repair, replacement and maintenance, including the amortization over a reasonable period (including interest) of (1) any equipment and facilities acquired by Landlord which reduces energy consumption, and (2) any other capital improvement which reduces other operating expenses, or is made by Landlord after the date of this Lease and required under any law or regulation not applicable to the Building at the time it was constructed; insurance premiums for the Building and Real Estate Policy acquired by Landlord pursuant to Section 8 above as well as any other insurance reasonably required by Landlord relating to the Premises, Building, or Real Estate; license fees; permit and inspection fees; charges for heat, light, power and steam or other fuels; janitorial service; labor; wages and salaries (including employee benefits) of any building superintendent and maintenance employees; air conditioning, heating, ventilating and all other supplies and materials necessary for operation of the Building equipment; depreciation of all hand tools and other movable equipment and personal property which is or should be capitalized on the books of Landlord and the cost of hand tools and other movable equipment and personal property which need not be so capitalized, as well as the cost of maintaining all such hand tools and movable equipment, exterminating services; security services; rubbish and snow removal; telephone; landscaping costs; and a reasonable allowance for management expenses. Except as provided above, the term Operating Expenses shall not include depreciation on the Building or building equipment, capital improvement costs, mortgage interest and principal payments, real estate brokers' commissions paid with respect to leasing or the cost of Tenant alterations.

              (3) "Tenant's Proportionate Share" shall mean the percentage equal to the ratio that the number of Rentable

          Square Feet contained in the Premises bears to the total number of Rentable Square Feet contained in the entire Building. For purposes of this Lease, Rentable Square Feet shall mean the square footage of the Premises or Building less all common areas.

               (4) "Tax and Operating Expense Statements" shall mean written statements, certified by Landlord, setting forth the total amounts of Real Estate Taxes and Operating Expenses for each calendar year which includes any portion of the Lease term or any renewal or extension thereof and further setting forth Tenants Proportionate Share of such taxes and expenses.

          B. TAXES AND ASSESSMENTS BY LANDLORD. Real estate taxes and assessments shall be paid by Landlord to appropriate governmental authorities, and Tenant shall pay Tenants Proportionate Share of the amount thereof to Landlord by Tenant as set forth below as an additional rent.

          C. PAYMENT TO LANDLORD. At or prior to the Commencement Date, Landlord shall estimate the Annual Tax and Operating Expenses for the partial calendar year including the Commencement Date, and shall submit a statement of such estimate to Tenant. Said statement shall be deemed the Tax and Operating Expense Statement for said partial calendar year. Landlord shall deliver to Tenant, within ninety (90) days of the close of each calendar year (or of termination or expiration of the Lease), the Tax and Operating Expense Statement for said period. It shall not be a condition to Tenant's obligation to pay the amounts set forth in the Tax and Operating Expense Statements that Landlord has not yet paid the Real Estate Taxes. The amount so set forth is hereinafter referred to as the "Annual Tax and Operating Expenses" for said calendar year. Tenant shall pay to Landlord the Annual Tax and Operating Expenses, as follows:

               (1) Within fifteen (15) days following delivery of such statement, the amount of Annual Tax and Operating Expense for the prior full or partial calendar year, less that portion thereof, if any, already paid on a monthly basis during such prior full or partial calendar year; and

               (2) Within fifteen (15) days following delivery of such statement, an amount equal to one hundred and ten per cent (110%) of the Tenant's monthly PRO RATA portion of such Annual Tax and Operating Expenses for the prior calendar year multiplied by the number of months in the current calendar year prior to delivery of the statement, less that portion thereof, if any, already paid on a monthly basis; and

               (3) On the Commencement Date and on the first day of each month thereafter, until receipt of the next year's Tax and Operating Expense Statement, an amount equal to one hundred ten percent (110%) of the Tenant's monthly PRO RATA portion of such Annual Tax and Operating Expenses.

     In the event that the amount theretofore paid hereunder for any calendar year shall exceed the amount determined in Landlord's annual statement, the excess shall be credited on the installments of additional rent next maturing. The obligation of Tenant to pay any such Annual Tax and Operating Expenses attributable to any portion of the term of this Lease shall survive termination or expiration of this Lease

     27. QUIET ENJOYMENT. Landlord covenants that Tenant may peaceably and quietly enjoy the Premises, subject to the terms, provisions, covenants, agreements, stipulations, rules or conditions of this Lease, upon Tenant's paying the Base Rent and additional rent and observing and performing all the terms, provisions, stipulations, rules, agreements, covenants and conditions, on Tenant's part to be observed and performed, without molestation or hindrance by any person holding under or through Landlord.

     28.  SECURITY DEPOSIT.

          A. In the event Landlord has collected a Security Deposit from Tenant, which shall be evidenced by a receipt therefor, it is agreed that:

          B. The Security Deposit may be commingled with other funds of Landlord, and Tenant shall not be entitled to any interest thereon or to any interest earned by Landlord thereon. No successor in title to the party which, as Landlord, collected such Security Deposit shall be liable for the return thereof unless such successor has received such Security Deposit.

          C. In the event that Tenant defaults in respect of any of the terms, provisions, covenants, agreements, stipulations, rules or conditions of this Lease, Landlord may use, apply or retain the whole or any part of the amount deposited as security hereunder for the payment of any Base Rent and additional rent in default or for any other sum which Landlord may expend by reason of Tenant's default, including any damages or deficiency in the re-letting of the Premises. If Tenant shall fully comply with all the terms, provisions, agreements, stipulations, rules, covenants and conditions of this Lease, the security, or balance thereof, shall be returned to Tenant without interest after the termination of this Lease and after the removal of Tenant and surrender of possession of the Premises to Landlord. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the security, or the remaining balance thereof, Landlord may return the security to the original Tenant regardless of one or more assignments of the Lease itself.

     29. NO REPRESENTATIONS BY LANDLORD. Except as herein expressly stated, Landlord makes no representation with respect to the Building or the Premises, and by taking possession of the Premises Tenant shall be deemed to have accepted the Premises in the condition then existing.

     30. ESTOPPEL CERTIFICATE. Tenant from time to time shall, upon request by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect as modified, listing the instruments of modification), the dates to which rent and other charges have been paid; that Landlord is not in default hereunder (or specifying the nature of any default(s) Tenant claims to exist at the time of such certification), and such other matters pertaining to this Lease and Tenant's occupancy of the Premises as Landlord may request, it being intended that any such statement delivered pursuant to this paragraph 30 may be relied upon by Landlord, a prospective purchaser or mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. Tenant shall not be entitled to withhold such statement on the basis of any claimed default by Landlord hereunder, nor on the basis of any delay in Tenant's occupancy or possession of the Premises nor of any unfinished work on or in connection with the Premises or the Building.

     31. GENERAL. Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. The covenants, agreements and stipulations of the Tenant are joint and several. One or more waivers of any covenant, term, provision, agreement, rule, stipulation or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same, and the consent or approval by Landlord to or of any act, neglect or default by Tenant. The topical headings are for convenience only and do not define, limit or construe the contents of any paragraphs or clauses. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto. All provisions hereof shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of each party hereto. This Lease shall be construed and enforced in accordance with the laws of the State of Michigan.

     32. BILLS AND NOTICES. Bills, statements, notices or communications which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if in writing, delivered to Tenant personally or sent by registered, certified or first class mail, postage prepaid, addressed to Tenant at the address set forth on the first page of this Lease, or at such other address as Tenant shall designate by written notice, and the time of the rendition of such bill or statement of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant or placed in the mail as herein provided. If Tenant is occupying the Premises, personal delivery to the Premises by Landlord shall be deemed sufficient hereunder. Any notice by Tenant to Landlord must be registered, certified or first class mail, postage prepaid, to Landlord at the address set forth on the first page of this Lease, or at such other address as Landlord shall designate by written notice.

     33. RULES AND REGULATIONS. The rules and regulations applicable to the Premises are set forth in Exhibit F attached hereto and made a part hereof as fully as though herein written. Tenant grants to Landlord the right to make such changes therein from time to time as in Landlord's judgment, reasonably exercised, may be appropriate. Tenant agrees to comply with and abide by all such rules and regulations, including amendments thereof. Any costs incurred by Landlord as a result of Tenant's non-compliance with these Rules and Regulations, or any amendment thereof, shall be paid by Tenant as additional rent within five (5) days of receipt by Tenant of Landlord's written request for payment.

     34. NAME OF BUILDING. Landlord shall have the right from time to time to name the building and to change the name of the Building, and shall not be responsible for costs or damages, if any, claimed by Tenant as a consequence thereof.

     35. PREVENTING REMOTE VESTING. Notwithstanding any other provisions of this Lease, if the term of this Lease shall not commence within five (5) years from the date hereof, this Lease shall be deemed terminated five (5) years from the date hereof without necessity of any notice or act by Landlord or Tenant. It is the intention of this paragraph to prevent this Lease from becoming unenforceable by reason of any claim that this Lease might violate the rule against perpetuities.

     36.  DEFINITION OF LANDLORD, LANDLORD'S LIABILITY.

          A. The term "Landlord" as used in this Lease so far as covenants, agreements, stipulations or obligations on the part of the Landlord are concerned shall be limited to mean and include only the owner or owners of the Building at the time in question and in the event of any transfer or transfers of such ownership the Landlord herein named (and in case of any subsequent transfers or conveyances the then grantor) shall be automatically freed and relieved from and after date of such transfer or conveyance of all personal liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed.

          B. If Landlord shall fail to perform any covenant, provision, agreement, stipulation, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment may be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of rents or other income from such property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in such property, and Landlord shall not be liable for any deficiency, except to the extent of any Security Deposit collected pursuant to paragraph 27 and retained by Landlord contrary to the provisions of paragraph 27 of this Lease.

          C. In no event shall any party becoming the Landlord under this Lease by purchase upon foreclosure, deed in lieu of foreclosure, or otherwise, be liable to Tenant for any default occurring prior to the date on which such party became the Landlord, and there shall be no offset against rent for any unsatisfied liabilities or unperformed obligations of any previous landlord.

     37. ENTIRE AGREEMENT. This Lease and the Exhibits attached hereto and forming a part hereof set forth all of the covenants, agreements, stipulations, promises, conditions and understandings between Landlord and Tenant concerning the Premises and the Building, and there are no covenants, agreements, stipulations, promises, conditions or understandings, either oral or written, between them other than herein set forth.

     38. CHANGES TO LEASE REQUIRED BY LENDER. This Lease shall be subject to modification of non-economic terms contained herein at the request of any institutional mortgage lender furnishing construction or permanent financing to Landlord in connection with the Building.

     39. MORTGAGEE PROTECTION CLAUSE. Tenant agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of a Notice of Assignment or Rents and Leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Tenant further agrees that if Landlord should have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, such additional time as may be necessary, if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to commencement of foreclosure proceedings, if necessary, to effect such cure), in which event this lease shall not be terminated while such remedies are being so diligently pursued.

                                        LANDLORD:

                                        AUBURN REAL ESTATE VENTURES
                                        LIMITED PARTNERSHIP


                                        By:  Auburn Partners, Inc.
                                          Its: General Partner



                                        By
                                          ----------------------------------
                                             Richard Mazur

                                          Its Authorized Officer





                                        TENANT:


                                        MICHIGAN EDUCATORS INSURANCE
                                        AGENCY, INC.



                                        By: /s/
                                           ---------------------------------
                                             Its:  PRES. & CEO
                                                 ---------------------------

                                      EXHIBIT A



     Situated in the City of Auburn Hills, Oakland County, State of Michigan.

          A part of the Northwest 1/4 of Section 25, T3N, R10E, City of Auburn Hills, Oakland County, Michigan, being described as: Commencing at the North 1/4 corner of said Section 25; thence along the North-South 1/4 line, South 4 degrees 29 minutes 34 seconds East, 394.08 feet; thence South 84 degrees 32 minutes 47 seconds West, 167.02 feet to the westerly right-of-way line of Squirrel Road and the point of beginning, thence along said westerly right-of-way line of Squirrel Road (said line being 167.00 feet West of and parallel to the North-South 1/4 line of said Section 25) South 4 degrees 29 minutes 34 seconds East, 403.60 feet; thence South 82 degrees 21 minutes 06 seconds West, 574.26 feet; thence North 5 degrees 29 minutes 15 seconds West, 428.31 feet; thence North 84 degrees 46 minutes 26 seconds East, 207.98 feet, thence North 84 degrees 59 minutes 26 seconds East, 250.72 feet, thence North 84 degrees 32 minutes 47 seconds East, 122.17 feet to the point of beginning.

                                EXHIBITS B, C, D AND E


                              Will be agreed upon by the
                              parties prior to the
                              Commencement Date